UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-A

FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES

PURSUANT TO SECTION 12(b) OR (g) OF THE

SECURITIES EXCHANGE ACT OF 1934

ecoTECH Energy Group, Inc.
(Name of small business issuer in its charter)
Nevada	98-0479847
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3651 Lindell Road, Suite D-677 Las Vegas, NV 89103 (Address of principal executive offices)

702-318-7566 (Issuer’s telephone number)
Title of each class to be so registered	Name of each exchange on which registered:
Common Stock, $0.001	OTC Pink

If this form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General Instruction A.(c), check the following box: [ ]

If this form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General Instruction A.(d), check the following box: [ X ]

Securities Act registration statement file number to which this form relates: 333-138989

Securities to be registered pursuant to Section 12(g) of the Act:

Common Stock, $0.001

(Title of class)

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INFORMATION REQUIRED IN REGISTRATION STATEMENT

Item 1. Description of Registrant's Securities to be Registered.

Incorporation by reference to Registration Statement on Form SB-2 filed with the Securities and Exchange Commission on November 29, 2006.

Item 2. Exhibits.

None

Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized on September 12, 2016.

ecoTECH Energy Group, Inc.

By: /s/ Joseph Arcaro

Joseph Arcaro

Chief Executive Officer

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